Filed pursuant to Rule 497(a)

Registration File No. 333-224296

Rule 482ad

Goldman Sachs BDC, Inc.

4.50% Convertible Notes due 2022

PRICING TERM SHEET

Dated June 28, 2018

The information in this pricing term sheet supplements Goldman Sachs BDC, Inc.’s preliminary prospectus supplement, dated June 27, 2018, together with the accompanying prospectus dated June 22, 2018, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer:	Goldman Sachs BDC, Inc. (“GSBD”)

Ticker / Exchange:	GSBD / The New York Stock Exchange (“NYSE”)

Title of securities:	4.50% Convertible Notes due 2022 (the “Notes”)

Aggregate principal amount offered:	$40,000,000

Offering price:	The Notes will be issued at a price of 99.26% of their principal amount, plus accrued interest from April 1, 2018 up to, but excluding, the date of delivery

Fungibility:	The Notes will form a single series and be fungible with $115,000,000 principal amount of GSBD’s outstanding 4.50% Convertible Notes due 2022 (the “Original Convertible Notes”). After giving effect to the issuance of the Notes, there will be $155,000,000 aggregate principal amount of GSBD’s 4.50% Convertible Notes due 2022 outstanding.

Annual interest rate:	4.50% per year

NYSE Last Reported Sale Price on June 27, 2018:	$20.95 per share of GSBD common stock

Initial conversion price:	Approximately $24.49 per share of GSBD common stock

Initial conversion rate:	40.8397 shares of GSBD common stock per $1,000 principal amount of the Notes

Interest payment dates:	April 1 and October 1, commencing on October 1, 2018

Maturity date:	April 1, 2022, unless earlier repurchased or converted

Ranking:	Unsecured senior

Joint book-running managers:	SunTrust Robinson Humphrey, Inc. Merrill Lynch, Pierce, Fenner & Smith Incorporated Morgan Stanley & Co. LLC Goldman Sachs & Co. LLC

Trade date:	June 28, 2018

Settlement date:	July 2, 2018

CUSIP:	38147UAB3

ISIN:	US38147UAB35

Use of Proceeds:	Estimated net proceeds of this offering will be approximately $38.6 million after deducting the underwriters’ discounts and estimated offering expenses payable by GSBD. 100% of the net proceeds to be used to pay down a portion of outstanding indebtedness under GSBD’s revolving credit facility.

Adjustment to conversion rate upon a make-whole fundamental change:	The table below sets forth the number of additional shares, if any, of GSBD common stock to be added to the conversion rate per $1,000 principal amount of Notes that are converted in connection with a “make-whole fundamental change” as described in the Preliminary Prospectus, based on the stock price and effective date of the make-whole fundamental change.

Effective	Effective Stock Price
Date	$22.26	$23.00	$24.00	$24.49	$25.00	$26.00	$27.00	$28.00	$29.00
October 3, 2016(1)	4.0840	3.0576	1.7699	1.2680	0.8308	0.2611	0.0147	0.0000	0.0000
April 1, 2017(1)	4.0840	3.1134	1.8180	1.3129	0.8727	0.2996	0.0536	0.0000	0.0000
April 1, 2018	4.0840	3.1276	1.8202	1.3112	0.8684	0.2951	0.0518	0.0000	0.0000
April 1, 2019	4.0840	2.9220	1.6431	1.1543	0.7376	0.2235	0.0292	0.0000	0.0000
April 1, 2020	4.0840	2.9133	1.6099	1.1174	0.7029	0.2042	0.0240	0.0000	0.0000
April 1, 2021	4.0840	2.7930	1.4451	0.9542	0.5594	0.1305	0.0061	0.0000	0.0000
April 1, 2022	4.0840	2.6522	0.8124	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

(1)	October 3, 2016 was the issue date of the previously issued Original Convertible Notes. Although the Notes are being issued on a subsequent date, these dates are included here for completeness.

The exact stock prices and effective dates may not be set forth in the table above, in which case

•	If the stock price is between two stock prices in the table or the effective date is between two effective dates in the table, the number of additional shares will be determined by a straight-line interpolation between the number of additional shares set forth for the higher and lower stock prices and the earlier and later effective dates, as applicable, based on a 365-day year.

•	If the stock price is greater than $29.00 per share (subject to adjustment in the same manner as the stock prices set forth in the column headings of the table above), the conversion rate will not be increased.

•	If the stock price is less than $22.26 per share (subject to adjustment in the same manner as the stock prices set forth in the column headings of the table above), the conversion rate will not be increased.

Notwithstanding the foregoing, in no event will the conversion rate per $1,000 principal amount of Notes exceed 44.9236, subject to adjustment in the same manner as the conversion rate as set forth under “Description of Notes— Conversion Rate Adjustments” in the Preliminary Prospectus.

Changes from Preliminary Prospectus

GSBD has increased the offering of the Notes from $32.5 million aggregate principal amount to $40.0 million aggregate principal amount. Corresponding changes will be made wherever applicable in the Preliminary Prospectus.

General

Investors are advised to carefully consider the investment objective, risks, charges and expenses of GSBD before investing. The Preliminary Prospectus, which has been filed with the Securities and Exchange Commission, contains this and other information about GSBD and should be read carefully before investing.

The information in the Preliminary Prospectus and in this pricing term sheet is not complete and may be changed. The Preliminary Prospectus and this pricing term sheet are not offers to sell any securities of GSBD and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

Investor suitability with respect to the Notes should be judged similarly to suitability with respect to other similar securities.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from SunTrust Robinson Humphrey, Inc. at (404-926-5744) or by emailing STRH.Prospectus@SunTrust.com; BofA Merrill Lynch at (1-800-294-1322) or by emailing dg.prospectus_requests@baml.com; or Morgan Stanley & Co. LLC at Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014 or (866) 718-1649.

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